HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401	HV-4824 - Group Variable Funding Agreements - The HART Program
333-114404	HV-4900 - Group Variable Funding Agreements - The HART Program

Supplement Dated January 11, 2013 to Your Prospectus

This Supplement updates certain information contained in the following prospectuses, as they may have been subsequently supplemented, for products issued by Hartford Life Insurance Company:

HV-4824 - Group Variable Funding Agreements - The HART Program, dated May 1, 2012

HV-4900 - Group Variable Funding Agreements - The HART Program, dated May 1, 2012

Effective January 1, 2013, Hartford Life Insurance Company contracted the administrative servicing of the Contracts to Massachusetts Mutual Life Insurance Company (“MassMutual”).  Additionally, effective January 1, 2013 MML Distributors, LLC, an affiliate of MassMutual, replaced Hartford Securities Distribution Company, Inc. as the principal underwriter for the Contracts.

The first two paragraphs in the disclosure under “How Contracts Are Sold” in the “More Information” Section of the prospectus are deleted and replaced with the following:

HOW CONTRACTS ARE SOLD – Effective January 1, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as the principal underwriter for the Contracts.  MMLD is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts.  MMLD is registered with the SEC under the Securities Exchange Act of 1934 (“1934 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The principal business address of MMLD is 1295 State Street, Springfield, MA 01111-0001.  MMLD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts.  The Contracts are sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries (“Registered Representatives”).

The following disclosure is added under “Principal Underwriter” in the “General Information” Section of the prospectus:

Effective January 1, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as the principal underwriter for the Contracts, which are offered on a continuous basis.  MMLD is registered with the SEC under the 1934 Act as a broker-dealer and is a member of FINRA.  MMLD is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts.  The principal business address of MMLD and MassMutual is 1295 State Street, Springfield, MA 01111-0001.  Under a reinsurance agreement dated January 1, 2013 between us and MassMutual, we are obliged to pay MassMutual amounts we receive from HSD related to the Contracts.  MMLD may, by written notice to us, require that we pay MMLD, as underwriting commissions for its services, all or any part of the amounts we receive from HSD.  Currently we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account.

This supplement should be retained with the Prospectus for future reference.